Exhibit 32.4

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended Annual Report of Kodiak Oil & Gas Corp. (the “Company”) on Form 10-K/A for the period ended December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James P. Henderson, Chief Financial Officer, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                 The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 30, 2014

/s/ James P. Henderson
James P. Henderson
Chief Financial Officer
(principal financial and accounting officer)